Exhibit 99.1

UNIQUELY POSITIONED TO DELIVER INNOVATIVE TREATMENTS FOR PATIENTS WITH INFECTIOUS DISEASES April 2021

Safe Harbor and Disclaimer Any statements in this presentation about future expectations, plans and prospects for Nabriva Therapeutics, including but not limited to statements about its ability to successfully commercialize XENLETA for the treatment of CABP, including the availability of and ease of access to XENLETA through major U.S. specialty distributors, marketing exclusivity and patent protection for XENLETA, the distribution and promotion of SIVEXTRO for the treatment of ABSSSI, the development of CONTEPO for Complicated Urinary Tract Infections (cUTI), the expansion of its commercial sales force, the clinical utility of XENLETA for CABP, SIVEXTRO for ABSSSI and of CONTEPO for cUTI, plans for and timing of the review of regulatory filings for CONTEPO, efforts to bring CONTEPO to market, the market opportunity for and the potential market acceptance of XENLETA for CABP, SIVEXTRO for ABSSSI and CONTEPO for cUTI, the development of XENLETA and CONTEPO for additional indications, the development of additional formulations of XENLETA and CONTEPO, plans for evaluating busines development and in-licensing opportunities; plans for making lefamulin available in jurisdictions outside of the United States, plans for regulatory filings for XENLETA in China, expansion of managed care coverage for XENLETA, plans to pursue research and development of other product candidates, expectations regarding the ability of customers to satisfy demand for XENLETA with their existing inventory, expectations regarding the impact of the business interruptions resulting from COVID-19 on its business, the sufficiency of Nabriva Therapeutics’ existing cash resources and its expectations regarding anticipated revenues from product sales and how far into the future its existing cash resources will fund its ongoing operations and other statements containing the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “potential,” “likely,” “will,” “would,” “could,” “should,” “continue,” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: Nabriva Therapeutics’ ability to successfully implement its commercialization plans for XENLETA and SIVEXTRO and whether market demand for XENLETA and SIVEXTRO is consistent with its expectations, Nabriva Therapeutics’ ability to build and maintain a sales force for XENLETA and SIVEXTRO, the content and timing of decisions made by the U.S. Food and Drug Administration and other regulatory authorities, the uncertainties inherent in the initiation and conduct of clinical trials, availability and timing of data from clinical trials, whether results of early clinical trials or studies in different disease indications will be indicative of the results of ongoing or future trials, uncertainties associated with regulatory review of clinical trials and applications for marketing approvals, the availability or commercial potential of CONTEPO for the treatment of cUTI, the extent of business interruptions resulting from the infection causing the COVID-19 outbreak or similar public health crises, the ability to retain and hire key personnel, the availability of adequate additional financing on acceptable terms or at all and such other important factors as are set forth in Nabriva Therapeutics’ annual and quarterly reports and other filings on file with the U.S. Securities and Exchange Commission. In addition, the forward-looking statements included in this presentation represent Nabriva Therapeutics’ views as of the date of this presentation. Nabriva Therapeutics anticipates that subsequent events and developments will cause its views to change. However, while Nabriva Therapeutics may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Nabriva Therapeutics’ views as of any date subsequent to the date of this presentation. 2

Nabriva Recent Corporate Highlights Positive Momentum and Important Milestones in Light of COVID-19 Challenges 3 ✓ Strengthened Balance Sheet ✓ Prudent financial management ✓ Continued assessment of pipeline/ lifecycle management and business development opportunities ✓ Regulatory approvals in Europe and Canada ✓ Phase 3 recruitment completed in China ✓ NDA filing in China by Sinovant expected by 2H21 ✓ Excellent managed care coverage for XENLETA and SIVEXTRO ✓ >92% of total commercial lives with access to XENLETA and SIVEXTRO ✓ Commercial lives that are unrestricted have increased to >78% for XENLETA and ~60% for SIVEXTRO ✓ Obtained rights to promote and distribute SIVEXTRO in the US and commenced distribution under Nabriva NDC on April 12th ✓ Re-launched XENLETA and SIVEXTRO in the community setting ✓ Partnered with Amplity Health to deploy 60 reps covering 7,800 HCPs Community Re-launch Managed Care Corporate Objectives XENLETA International Recent Milestones

Looking to the Future 2021 Key Objectives * CONTEPO is an investigational drug candidate and has not received regulatory approval for any indication. Information provided in this slide is based on research and development performed to date. Resubmit Contepo™ NDA after FDA clarifies international plant inspection industry guidance Strengthen awareness and prescription growth for XENLETA and SIVEXTRO in the community Progress discussions with potential European and other territory partners for XENLETA Thoughtfully manage balance sheet and expenses 4 Continued transition of SIVEXTRO as a Nabriva branded product, realizing 100% of net sales Advance XENLETA development program for Cystic Fibrosis patients

Nabriva Leadership Team Significant Commercial and Development Experience in Serious and Rare Diseases 5

XENLETA and SIVEXTRO COMMERCIAL OPPORTUNITY

Complete Spectrum of Coverage of Main CABP Pathogens Monotherapy with appropriate spectrum for CABP aligned with principles of antimicrobial stewardship; Low risk of C. difficile infection Generally Well Tolerated Low rates of discontinuations due to adverse events in Phase 3 clinical trials New Class for IV and Oral Use New Mechanism of Action Overcomes existing mechanism of resistance in vitro and has low propensity for development of bacterial resistance Convenient for Patients in the Community, Transition of Care and the Hospital IV and bioequivalent oral formulations approved; Short course of monotherapy Favorable PK-PD Profile No loading dose; no dose adjustment for renal insufficiency; excellent lung penetration XENLETA: A Promising Treatment Option for CABP Appropriate for a Wide Variety of Treatment Settings 7

Pneumonia: A Leading Cause of Morbidity, Mortality and Healthcare Cost Macrolide resistance in respiratory isolates ≥25% in all regions of the U.S. #3 Cause of hospital readmission6 ~5MM Cases Annually in US1 #5 Cause of total hospitalizations7 #1 Cause of infectious death5 Mortality rate ~$17B ~15% in hospital8 ~25 – 30% in ICU9,10 Direct costs of pneumonia11 8 Distribution of S. pneumoniae Resistance to Azithromycin, Ampicillin, and Doxycycline in the US4 The CDC has deemed drug-resistant S. pneumoniae a serious public health threat2,3 References in Appendix

Recognized Fluoroquinolone Safety Concerns FDA web site: Fluoroquinolone antimicrobial drugs information. EMA website: https://www.ema.europa.eu/en/news/fluoroquinolone-quinolone-antibiotics-prac-recommends-new-restrictions-use-following-review Communications Issued by FDA and EMA 2008 2011 2013 2015 2016 2018 July 2008 FDA Tendinitis and tendon rupture; “consider risk/benefit in individuals” Feb 2011 FDA Worsening symptoms in patients with myasthenia gravis Aug 2013 FDA Risk of peripheral neuropathy Nov 2015 FDA Advisory Committee meeting July 2018 FDA: Distinction between warning for mental health and CNS effects; include risk of coma with hypoglycemia July 2016 FDA “Serious side effects associated with FQs generally outweighs the benefits for patients with acute sinusitis, acute bronchitis, and uncomplicated UTI” Reserved for those without alternative treatment options. Adverse effects include tendons, muscles, joints, nerves, CNS May 2018 EMA: Recommendation to restrict the use of fluoroquinolone following a review of disabling and potentially long-lasting side effects Dec 2018 FDA: “fluoroquinolone antibiotics can increase the occurrence of rare but serious events of ruptures or tears in the main artery of the body, called the aorta” Oct 2018 EMA: New warning regarding risk of aortic aneurysm and dissection associated with fluoroquinolones for systemic and inhalation use 9

SIVEXTRO: Once Daily, Short Course Monotherapy for Acute Bacterial Skin and Skin Structure Infections (ABSSSI) 10 For ABSSSI Adults and Adolescent Patients • Potent activity against a broad range of pathogens, including MRSA • Adverse reactions leading to discontinuation: 1.0% in clinical trials •Once Daily, 6-Day Monotherapy for ABSSSI • Once Daily • 91% Oral Bioavailability (IV and PO are same 200 mg dose) •No loading dose and no food interaction •No DDI with SSRIs For Prescribing Information, please refer to the US PI, available on the website www.Sivextro.com

SIVEXTRO: Nabriva began direct distribution on April 12th Recording 100% of Net Sales Under Product Sales 11 Q4 2020 60 Reps Deployed • Prior to April 12th, all gross sales fell under Merck NDC • A portion of gross sales recorded as collaboration revenue by Nabriva Nabriva anticipates seeing the return of historical peak sales trends for SIVEXTRO by mid-2022 2022 Q1 2021 Q2 2021 April 12th – Distribution of Nabriva branded SIVEXTRO and 100% of net sales recorded by Nabriva

# XENLETA & SIVEXTRO: Synergies in the Community

*Targeting Shared Prescribers to Optimize the Outpatient Opportunity*


ABSSSI Patients Potential
~3.3MM
Adult Patients[A]
CABP Patients Potential
~2.0MM
Adult Patients[B]
Primary Care
Urgent Care
Infectious Disease
Podiatrists & Dermatologists
Pulmonologists

***5% of the HCPs account for 50% of AB Prescriptions*** [C]

A: Symphony Health a PRA Health Sciences company, estimated treatment courses, TRXs for 12 months ending June 2017
B: IQVIA: Community Market data analysis, 2018; Medical Claims (Dx) and Longitudinal Prescriptions Claims (LRx) Data | Retail, Mail Order, Long-Term Care, Projected. Data inclusive, October 2015 – September 2017;
C: IQVIA Xponent: 12 months thru May 2020

12

Sales Force Deployment 60 Territory Footprint Expected to Efficiently Engage 7,800 Target Customers 13 Sales Force Profile: • ~10 years community sales experience • Prior antibiotic sales and Specialty Pharmacy pull- through expertise • Extensive experience selling in-person and optimizing virtual engagements IQVIA Sales alignment and targeting project for Nabriva, August 2020 Note: each color within the map represent individual sales territories ~3,900 HCPs are customers of both brands

Significant Number of Nabriva Interactions with Targets 37,000 Total Sales Calls Since October 2020 Represents ~96% of potential top two decile SIVEXTRO prescribers and 98% of potential top decile XENLETA prescribers 14 0 2000 4000 6000 8000 10000 12000 Family Medicine Podiatry Dermatology Infectious Disease Internal Medicine Call volume Top 5 Specialties by Call Volume • 58% in-person primary care visits* –1/3 higher than industry average • Increasing in-person visits enhances sales professionals’ ability to conduct educational lunches, fulfill sample requests and deliver clinical messages * Iqvia – COVID-19 Market Impact – w/e Apr 2, 2021

# Managed Care - XENLETA: Major Wins to Date

*>248MM with XENLETA on Formulary and Further Expanding Coverage in 2021*

**92% of Total Commercial Lives have access to XENLETA**


>78% Unrestricted
Covered (PA/ST)
Unrestricted

| Payer/PBM | Status |
|---|---|
| Express Scripts PBM | Unrestricted |
| United Health Group | Unrestricted |
| Anthem, Inc. | Covered (PA/ST) |
| OptumRx | Unrestricted |
| Cigna Health Plan | Covered (PA/ST) |
| Department of Defense – TRICARE | Unrestricted |
| Aetna, Inc. | Unrestricted |
| Federal Employee Program (FEP) | Unrestricted |
| Department of Veteran's Affairs | Covered (PA/ST) |
| CVS | Unrestricted |
| Prime Therapeutics<br>Fl Blue, BCBS AL, BCBS MN, BCBS NJ (Horizon) | Unrestricted |
| Health Care Services Corp.(HCSC)<br>BCBS TX, BCBS IL, BCBS OK | Unrestricted |
| Envision Rx | Unrestricted |
| Navitus | Covered(PA/ST) |
| MedImpact | Covered(PA/ST) |
| Humana Commercial | Unrestricted |

Source: MMIT Data 2/9/2021

Nabriva THERAPEUTICS
15

# Managed Care - SIVEXTRO: Major Wins to Date

*>269MM with SIVEXTRO® on Formulary*

**93% of Total Commercial Lives have access to SIVEXTRO®**


~60% Unrestricted
Covered (PA/ST)
Unrestricted

| Payer/PBM | Status |
|---|---|
| United Health Group | Unrestricted |
| CVS | Unrestricted |
| Department of Defense – TRICARE | Unrestricted |
| Aetna, Inc. | Unrestricted |
| Federal Employee Program (FEP) | Unrestricted |
| Prime Therapeutics<br>Fl Blue, BCBS AL, BCBS MN, BCBS NJ (Horizon) | Unrestricted |
| Health Care Services Corp.(HCSC)<br>BCBS TX, BCBS IL, BCBS OK | Unrestricted |
| Envision Rx (Elixir) | Unrestricted |
| Navitus | Unrestricted |
| Humana Commercial | Unrestricted |
| OptumRx | Unrestricted for 80% of lives |
| Express Scripts PBM | Covered (PA to label) |
| Anthem, Inc. | Covered (PA/ST) |
| Cigna Health Plan | Covered (PA/ST) |
| Department of Veteran's Affairs | Covered (PA/ST) |
| MedImpact | Covered(PA/ST) |

Copyright © 2012-2020 Merck Sharp & Dohme Corp., a subsidiary of Merck & Co., Inc. All rights reserved. MERCK & CO., INC. (USA)
Distributed by Nabriva Therapeutics US, Inc.

Source: MMIT Data 3/26/2021

16

Further Exploration of XENLETA (lefamulin) for Cystic Fibrosis

Unmet Need in Cystic Fibrosis Patients with Persistent MRSA Infections MRSA Associated with Poorer Outcomes 18 No approved treatments for acute exacerbations or chronic treatment of S. aureus 1. Annual Data Report 2018 Cystic Fibrosis Foundation Patient Registry 2. Annual Data Report 2019 Cystic Fibrosis Foundation Patient Registry 3. Dasenbrook EC, et al. JAMA 2010;303(23):2386-2392 • Median survival time is 6.2 years shorter in the group who had respiratory tract cultures positive for MRSA • Detection of MRSA in the respiratory tract of CF individuals was associated with a risk of death that was 1.27 times that of individuals who never had MRSA detected

# Oral Outpatient Utilization Rates for CF Patients with Chronic MRSA during an Acute Pulmonary Exacerbation

Survey of 152 CF Centers on Outpatient Antibiotic Utilization for MRSA[1]



30.2
28.1
16.3
4.4
6.1
3.4
5.7
5.1
0.7
Sulfa/TMP
Clindamycin
Ciprofloxacin
Linezolid
Minocycline
Levofloxacin
Doxycycline
Sufa/TMP + Rifampin
Doxycycline + Rifampin



Rx
No approved agent or consensus treatment recommendation
Current Standard of Care
Increased resistance to currently prescribed antibiotics
SIDE EFFECTS
Safety and Tolerability Issues (eg. Low platelets, WBCs, RBCs; peripheral/otic neuropathy; renal toxicity)

1. Zobell,JT, et al. Pediatr Pulmonol. 2015;50(6):552-9.
2. Suwantarat N, et al. Diag Micro and Infect Dis. 2018;90:296-299
3. ZYVOX USPI, accessed March 2021. AVELOX UPSI, accessed March 2021.

Nabriva
19

Potential for XENLETA to Treat CF Patients with S. Aureus Efficacy in CABP Oral and IV formulations Potent activity against S. aureus Activity in biofilms Low mutation frequency Lung penetration –ELF; Macrophage Anti-inflammatory activity Safety profile (no renal toxicity) Potential Peak Sales of $100MM - $200MM 20 ❑ CF Scientific Advisory Board supported further development of XENLETA in MRSA pulmonary exacerbations ❑ Phase 1 safety & PK study in CF patients planned for 2H2021 study start ❑ Assessment of DDI potential with commonly used CF drugs ❑ Non-clinical XENLETA data generation ❑ MICs against MRSA in CF sputa ❑ Further work on CF biofilms ❑ CF mouse model Lefamulin Attributes Updates & Next Steps

CONTEPO COMMERCIAL OPPORTUNITY

In-Patients Prioritized Accounts CONTEPO: A Potential Alternative to Pip/Taz and Carbapenems Attractive Carbapenem-sparing Monotherapy for cUTI Patients at Risk for MDR Organisms (2) ▪ Large unmet need in the United States in treating patients with MDR gram-negative infections, with mortality increasing ▪ Increased resistance to carbapenems and other beta-lactams ▪ Increased resistance and safety concerns with fluoroquinolones ▪ Appropriate coverage of MDR organisms in empiric therapy for seriously ill patients is problematic Key Issues & Opportunity ~ 3.0MM(1) Patients treated for Suspected or Confirmed MDR (1) 2017 Projection, Decision Resources, Hospital Treated Gram Negative Infections, Disease Landscape and Forecast, Dec 2015 (2) Pharma Intelligence Consulting Primary Research Prescribing Physicians, September 2016 Current Treatment in the Hospital(2) 22

Approved for a broad range of serious infections including***: – Postoperative infections, concomitant nephrolithiasis, Hydronephrosis, tumours and prostatitis – orthopaedics and traumatology: postoperative bone infections (infected Osteosynthesis, endoprosthesis), osteomyelitis, purulent arthritis, abscesses, phlegmon – Respiratory tract infections: bronchopneumonia, lung abscess, sinusitis – Bacterial toxaemia – Central nervous system infections (meningitis, encephalitis, brain abscess, subdural empyema) – Urinary tract infections – Infections of the skin and soft tissues – Infections after burns – Biliary tract infections – Sepsis – Endocarditis – oto-, rhino-, laryngological infections – Ophthalmic infections – Infections in the ENT area, in gynaecology and obstetrics – Infections with multidrug-resistant bacteria, especially multidrug- resistant staphylococci, Escherichia coli and in some strains of Pseudomonas aeruginosa and Serratia marcescens. At severe courses is a combination with a ß-lactam antibiotic or α- Aminoglycoside indicated IV fosfomycin 2018 EU volumes growing over 14% YoY** Contributing Factors 1. Larger patient population with MDR pathogens where it is becoming more difficult to treat patients with most commonly used antibiotics 2. More recent clinical experience with IV fosfomycin use in the EU leading to a growing number of possible indications for use Source: Pharma Consulting Primary Research, Feb 2017 (ID Physicians, n=28) • CONTEPO studies in cUTI in US only ** IQVIA Data: Injectables EU Big 5 Countries: 4 Qtr rolling 2018 vs 2017 *** No single country has all indications, list represents all worldwide approved uses Approved in the following countries: Spain, Germany, UK, France, Greece, Netherlands, Brazil, Austria, South Africa, Japan Increased Use of IV Fosfomycin In Europe Driven by Increasing MDRs IV Fosfomycin has Been Used for Over 45 Years and has up to 9 Indications in Europe 23

• Type A meeting held with the FDA on October 30th to obtain information related to the Agency’s thinking on the conduct of foreign inspections • The FDA informed us that it has not yet determined how it will conduct international inspections during the COVID-19 pandemic • Next steps and specific timing of the CONTEPO NDA resubmission cannot be finalized until the Agency clarifies international plant inspection industry guidance • The FDA has not requested any new non-clinical or clinical data and did not raise any other concerns with regard to the safety or efficacy of CONTEPO 24 CONTEPO: Current Regulatory Status Awaiting Industry Guidance from the FDA on the Conduct of Foreign Inspections

FOCUSING ON NABRIVA’S FUTURE

26 Q4 2020 Q3 2020 Financial Highlights Q1 2021 Q2 2021 Q2 2021 •Cash & short-term investments = $41.6MM as of December 31st •Net proceeds of $35MM from recent financing and proceeds from ATM extends cash runway into Q4 21 •Record 100% of SIVEXTRO net sales starting on April 12th •Continued prudent management of Balance Sheet and overall spending to ensure that resources are properly invested

Nabriva’s Pipeline and Commercialized Products *Nabriva Therapeutics in commercial partnership with Sunovion for Canada. Program Indications Discovery Pre- clinical Phase 1 Phase 2 Phase 3 NDA/ MAA Filing Approval Comments XENLETA lefamulin (IV/oral) CABP FDA approval – August 2019 EMA approval – July 2020 *Health Canada approval – July 2020 **China – NDA submission 2H21 Pediatrics Phase 1 study ongoing (Regulatory Requirement) Cystic Fibrosis Phase 1 study initiation 2H21 ABSSSI Phase 2 complete (No plans for further development at this time) STIs, HABP/VABP, Osteomyelitis, Prosthetic Joint Infections Life cycle management (No plans for further development at this time) SIVEXTRO tedizolid phosphate (IV/Oral) ABSSSI Commercial promotion and distribution partnership with Merck in the US Fosfomycin (IV) cUTI Complete response letter received on 6/20; awaiting industry guidance from the Agency on foreign plant inspections Pediatrics Phase 1 study ongoing (Regulatory Requirement) Diverse Portfolio of Products for Serious and Rare Infectious Diseases *Nabriva in commercial partnership with Sunovion for Canada. **Nabriva in partnership with Sinovant in greater China.

2021 Key Objectives Remain Nimble and Optimize Resources in Light of Ever Changing COVID Environment * CONTEPO is an investigational drug candidate and has not received regulatory approval for any indication. Information provided in this slide is based on research and development performed to date. Resubmit CONTEPO NDA after FDA clarifies international plant inspection industry guidance Strengthen awareness and prescription growth for XENLETA and SIVEXTRO in the community Progress discussions with potential European and other territory partners for XENLETA Thoughtfully manage balance sheet and expenses 28 Continued transition of SIVEXTRO as a Nabriva branded product, realizing 100% of net sales Advance XENLETA development program in Cystic Fibrosis patients

Appendix 29

References for Slide 8 MIC=minimum inhibitory concentration. *Data presented are from 2010 to September 2019. Dataset provided by JMI Labs and the SENTRY Antimicrobial Surveillance Program. sentry-mvp.jmilabs.com. Accessed October 5, 2019. 1. National Ambulatory Medical Care Survey (NAMCS) and National Hospital Ambulatory Medical Care Survey (NHAMCS) 2009 - 2010. https://www.cdc.gov/nchs/data/ahcd/combined_tables/2009-2010_combined_web_table01.pdf (Last Accessed June 21, 2019). 2. Centers for Disease Control and Prevention. Antibiotic resistance threats in the United States. 2013. www.cdc.gov/drugresistance/pdf/ar-threats-2013-508.pdf. Accessed October 10, 2019. 3. Kim L, et al. Clin Microbiol Rev. 2016;29:525-552. 4. Blondeau JM, et al. J Infect Dis Ther. 2017;5(1). 5: el Bcheraoui C, Mokdad AH, Dwyer-Lindgren L, et al. Trends and Patterns of Differences in Infectious Disease Mortality Among US Counties, 1980-2014. JAMA. 2018;319(12):1248–1260. doi:10.1001/jama.2018.2089 6: Fingar K, Washington R. Trends in hospital readmissions for four high-volume conditions, 2009-2013: Statistical Brief #196. Healthcare Cost and Utilization Project (HCUP) Statistical Briefs. Rockville, MD: Agency for Healthcare Research and Quality; November 2015. http//www.hcup-us.ahrq.gov/reports/statbriefs/sb196-Readmissions-Trends-High-Volume-Conditions.pdf. Accessed February 23, 2016. 7: HCUP Fast Stats - Most Common Diagnoses for Inpatient Stays – 2015 https://www.hcup-us.ahrq.gov/faststats/NationalDiagnosesServlet 8: 2017 CHARTBOOK STATIC ANALYSES - Trends in mortality rates following admission for acute myocardial infarction, chronic obstructive pulmonary disease, heart failure, pneumonia, and acute ischemic stroke. Prepared for CMS by Yale New Haven Health Services Corporation - Center for Outcomes Research and Evaluation (YNHHSC/CORE) September 2017 9: Joya-Montosa Critical Care 2015 19(Suppl 1):P19. 10: AlOtair Journal of Taibah University Medical Sciences Volume 10, Issue 3, Sept. 2015, Pages 293-299. 11: File TM Jr, Marrie TJ. Burden of community-acquired pneumonia in North American adults. Postgrad Med. 2010;122:130–41. 30 Distribution of azithromycin, ampicillin, and doxycycline resistance for S. pneumoniae across the US*4